UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2009

THE PEPSI BOTTLING GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-14893	13-4038356
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pepsi Way Somers, New York	10589
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (914) 767-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01.	Other Events.

Item 9.01.	Financial Statements and Exhibits

EX-99.1
EX-99.2

Item 8.01.          Other Events

On June 2, 2009, The Pepsi Bottling Group, Inc. (“PBG”) held a conference call to discuss its financial outlook and provide perspective on the proposal by PepsiCo, Inc. to purchase all of the outstanding shares of PBG common stock that it does not already own.  The slideshow presentation and transcript for the conference call are furnished hereto as Exhibits 99.1 and 99.2 respectively to this Form 8-K and are incorporated herein by reference.

Item 9.01.          Financial Statements and Exhibits

     (d)                   The following exhibits are furnished as parts of this 8-K.

Exhibit No.	Description
99.1	Slideshow Presentation, dated June 2, 2009
99.2	Conference Call Transcript, dated June 2, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE PEPSI BOTTLING GROUP, INC.

Date: June 2, 2009	By:	/s/ David Yawman
		Name:	David Yawman
		Title:	Vice President, Associate General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description
99.1	Slideshow Presentation, dated June 2, 2009
99.2	Conference Call Transcript, dated June 2, 2009